Exhibit 10.10

EXECUTION VERSION

INTERCREDITOR AGREEMENT

among

ELEVATE CREDIT, INC.,

as Elevate,

RISE SPV, LLC,

ELEVATE CREDIT INTERNATIONAL LTD., and

ELEVATE CREDIT SERVICE, LLC,

as Financing Agreement Borrowers

ELASTIC SPV, LTD.,

as Additional Financing Agreement Borrower,

the other Grantors party hereto,

VICTORY PARK MANAGEMENT, LLC,

as Financing Agreement Collateral Agent for the Financing Agreement Secured Parties,

and

VICTORY PARK MANAGEMENT, LLC,

as the Additional Collateral Agent for the Additional Financing Agreement Secured Parties,

dated as of July 1, 2015

This INTERCREDITOR AGREEMENT, dated as of July 1, 2015 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, this “Agreement”), among, ELEVATE CREDIT, INC., a Delaware corporation (“Elevate”), RISE SPV, LLC, a Delaware limited liability company (“RISE SPV”), ELEVATE CREDIT INTERANTIONAL LTD., a company incorporated under the laws of England (“ELEVATE UK”), ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company (“ECS” and, together with Rise SPV and ELEVATE UK, the “Financing Agreement Borrowers”), ELASTIC SPV, LTD., an exempt company incorporated with limited liability under the laws of the Cayman Islands (the “Additional Financing Agreement Borrower”), the other Grantors (as defined below) from time to time party hereto, VICTORY PARK MANAGEMENT, LLC, as administrative agent and collateral agent for the Financing Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Financing Agreement Collateral Agent”), and VICTORY PARK MANAGEMENT, LLC, as administrative agent and collateral agent for the Additional Financing Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Additional Collateral Agent”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Financing Agreement Collateral Agent (for itself and on behalf of the Financing Agreement Secured Parties) and the Additional Collateral Agent (for itself and on behalf of the Additional Financing Agreement Secured Parties) agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01 Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Financing Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

A. “Additional Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Additional Financing Agreement” means that certain Financing Agreement, dated as of July 1, 2015, among the Additional Financing Agreement Borrower, Elevate, the other Guarantors identified therein, Victory Park Management, LLC, as administrative agent and collateral agent for the lenders and holders thereunder, and such lenders, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“Additional Financing Agreement Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Additional Financing Agreement Collateral Documents” means the Additional Financing Agreement Security Agreement, any other Security Documents (as defined in the Additional Financing Agreement) and any other collateral agreement, security agreement or any other document now existing or entered into after the date hereof that creates Liens on any assets or properties of any Grantor to secure the Additional Financing Agreement Obligations including this Agreement.

“Additional Financing Agreement Documents” means the Additional Financing Agreement, the senior secured term notes issued thereunder, the Additional Financing Agreement Security Agreement, any other Additional Financing Agreement Collateral Document and any other security documents and other operative agreements evidencing or governing the Indebtedness thereunder, and the Liens securing such Indebtedness and each other agreement entered into for the purpose of securing the Additional Financing Agreement Obligations.

“Additional Financing Agreement Obligations” means collectively the Obligations as such term is defined in the Additional Financing Agreement, including, without limitation, the obligation (including guarantee obligations) to pay principal, interest (including interest that accrues after the commencement of a Bankruptcy Case, regardless of whether such interest is an allowed claim under such Bankruptcy Case), letter of credit commissions, reimbursement obligations, charges, expenses, fees, attorneys costs, indemnities and other amounts payable by a Grantor under any Additional Financing Agreement Document.

“Additional Financing Agreement Secured Parties” means the Additional Collateral Agent and the “Lenders” and “Holders” (each as defined in the Additional Financing Agreement) under the Additional Financing Agreement.

“Additional Financing Agreement Security Agreement” means the Pledge and Security Agreement, dated as of the date hereof, among the Additional Financing Agreement Borrower, Elevate, the Additional Collateral Agent and the other parties thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Case” means a case under the Bankruptcy Code.

“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrowers” means (i) the Financing Agreement Borrowers and (ii) the Additional Financing Agreement Borrower.

“Collateral” means all assets and properties subject to Liens created pursuant to any Security Document to secure one or more Series of Obligations; provided, “Collateral” also shall be deemed to include the “Collateral” in which a security interest is granted under Section 3.01.

“Collateral Agent” means (i) in the case of any Financing Agreement Obligations, the Financing Agreement Collateral Agent and (ii) in the case of the Additional Financing Agreement Obligations, the Additional Collateral Agent.

“Designated Collateral Agent” means Victory Park Management, LLC, in its capacity as the Collateral Agent on behalf of each of the Secured Parties.

“Elevate” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Event of Default” means an “Event of Default” (or similarly defined term) as defined in any Secured Credit Document.

“Financing Agreement” means that certain Amended and Restated Financing Agreement, dated as of August 15, 2014 among the Financing Agreement Borrowers, the Guarantors identified therein, Victory Park Management, LLC, as administrative agent and collateral agent for the lenders and holders thereunder, and such lenders, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“Financing Agreement Borrowers” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Financing Agreement Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Financing Agreement Collateral Documents” means the Security Agreement, the other Security Documents (as defined in the Financing Agreement) and each other agreement entered into in favor of the Financing Agreement Collateral Agent for the purpose of securing any Financing Agreement Obligations including this Agreement.

“Financing Agreement Obligations” means all “Obligations” as defined in the Financing Agreement.

“Financing Agreement Secured Parties” means the Financing Agreement Collateral Agent and the “Lenders” and “Holders” (each as defined in the Financing Agreement) under the Financing Agreement.

“Grantors” means Elevate, the Borrowers and each of the Guarantors (as defined in the Financing Agreement) which has granted a security interest pursuant to any Security Document to secure any Series of Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto.

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against any Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of any Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to any Borrower or any other Grantor or any similar case or proceeding relative to any Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to any Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of any Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capital lease having substantially the same economic effect as any of the foregoing).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means, collectively, (i) the Financing Agreement Obligations and (ii) the Additional Financing Agreement Obligations.

“Possessory Collateral” means any Shared Collateral in the possession of a Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of the Collateral Agent under the terms of the Security Documents.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Secured Credit Document” means (i) the Financing Agreement and each Transaction Document (as defined in the Financing Agreement), (ii) the Additional Financing Agreement and each Transaction Document (as defined in the Additional Financing Agreement).

“Secured Parties” means (i) the Financing Agreement Secured Parties and (ii) the Additional Financing Agreement Secured Parties.

“Security Agreement” means that certain Pledge and Security Agreement, dated as of August 15, 2014, among the Financing Agreement Borrowers, the other Grantors party thereto and the Financing Agreement Collateral Agent, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“Security Documents” means, collectively, (i) the Financing Agreement Collateral Documents and (ii) the Additional Financing Agreement Collateral Documents.

“Series” means (a) with respect to the Secured Parties, each of (i) the Financing Agreement Secured Parties (in their capacities as such) and (ii) the Additional Financing Agreement Secured Parties (in their capacities as such) and (b) with respect to any Obligations, each of (i) the Financing Agreement Obligations and (ii) the Additional Financing Agreement Obligations.

“Shared Collateral” means, at any time, Collateral in which the holders of both Series of Obligations hold a valid and perfected security interest at such time; provided, for the avoidance of doubt, the Shared Collateral also shall be deemed to include the “Collateral” in which a security interest is granted under Section 3.01.

SECTION 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, and, with respect to any statute or regulation, all statutory and regulatory provisions consolidating, replacing or interpreting such statute or regulation, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof’ and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vi) the term “or” is not exclusive and (vii) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

ARTICLE II

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

SECTION 2.01 Priority of Claims.

(a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding, if an Event of Default has occurred and is continuing, and a Collateral Agent or any Secured Party is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of any Borrower or any other Grantor or any Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Collateral by a Collateral Agent or any Secured Party on account of such enforcement of rights or remedies or received by a Collateral Agent or any Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied (i) FIRST, to the payment of all amounts owing to each Collateral Agent (in its capacity as such) pursuant to the terms of any Secured Credit Document, (ii) SECOND, to the payment in full of the Obligations of each Series on a ratable basis, with such Proceeds to be applied to the Obligations of a given Series in accordance with the terms of the applicable Secured Credit Documents and (iii) THIRD, after payment of all Obligations, to the Borrowers and the other Grantors or their successors or assigns, as their interests may appear, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

(b) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the Obligations of any Series or any other circumstance whatsoever, each Secured Party hereby agrees that the Liens securing each Series of Obligations on any Shared Collateral shall be of equal priority.

SECTION 2.02 Payment Over. Each Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), then it shall hold such Shared Collateral, proceeds or payment in trust for the other Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Designated Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof.

SECTION 2.03 Possessory Collateral Agent for Perfection.

(a) The Possessory Collateral shall be delivered to the Designated Collateral Agent and the Designated Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as non-fiduciary agent for the benefit of each other Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.03. Each Borrower shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Collateral Agent for loss or damage suffered by such Collateral Agent as a result of such transfer except for loss or damage suffered by such Collateral Agent as a result of its own willful misconduct or gross negligence as determined by a court of competent jurisdiction in a final non-appealable judgment or order.

(b) The Designated Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as non-fiduciary agent for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.03.

(c) The duties or responsibilities of each Collateral Agent under this Section 2.03 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral for the benefit of each other Secured Party for purposes of perfecting the Lien held by such Secured Parties thereon.

ARTICLE III

GRANT OF SECURITY INTEREST

SECTION 3.01 Grant of Security Interest.

(a) Each Financing Agreement Borrower hereby unconditionally and irrevocably pledges, grants and hypothecates to the Additional Collateral Agent (solely for its benefit and the benefit of the Additional Financing Agreement Secured Parties that are Affiliates of Victory Park Management, LLC) a continuing security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to the “Collateral” (as defined in the Security Agreement); provided and notwithstanding any other provision of this Agreement, the Additional Collateral Agent (on behalf of such Additional Financing Agreement Secured Parties) hereby acknowledge and agree that it and they will not be entitled to realize on such “Collateral” until the Financing Agreement Obligations are paid in full. Each Financing Agreement Borrower hereby authorizes the Additional Collateral Agent (solely for its benefit and the benefit of the Additional Financing Agreement Secured Parties that are Affiliates of Victory Park Management, LLC) to file one or more financing statements under the UCC, with respect to the security interest granted hereunder with the filing and recording agencies in any jurisdiction deemed necessary or desirable in the sole and absolute discretion of the Additional Collateral Agent.

(b) The Additional Financing Agreement Borrower hereby unconditionally and irrevocably pledges, grants and hypothecates to the Financing Agreement Collateral Agent (solely for its benefit and the benefit of the Financing Agreement Secured Parties that are Affiliates of Victory Park Management, LLC) a continuing security interest in and to, a lien upon and a right of set-off against all of its right, title and interest of whatsoever kind and nature in and to the “Collateral” (as defined in the Additional Financing Agreement Security Agreement); provided and notwithstanding any other provision of this Agreement, the Financing Agreement Collateral Agent (on behalf of such Financing Agreement Secured Parties) hereby acknowledge and agree that they will not be entitled to realize on such “Collateral” until the Additional Financing Agreement Obligations are paid in full. The Additional Financing Agreement Borrower hereby authorizes the Financing Agreement Collateral Agent (solely for its benefit and the benefit of the Financing Agreement Secured Parties that are Affiliates of Victory Park Management, LLC) to file one or more financing statements under the UCC, with respect to the security interest granted hereunder with the filing and recording agencies in any jurisdiction deemed necessary or desirable in the sole and absolute discretion of the Additional Collateral Agent.

ARTICLE IV

THE DESIGNATED COLLATERAL AGENT

SECTION 4.01 Authority.

(a) Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on the Designated Collateral Agent to any Secured Party or give any Secured Party the right to direct the Designated Collateral Agent, except that the Designated Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01 hereof.

(b) Each of the Financing Agreement Secured Parties hereby irrevocably appoints Victory Park Management, LLC, in its capacity as the Financing Agreement Collateral Agent, to act on its behalf and to exercise such powers as are delegated to the Designated Collateral Agent by the terms hereof or thereof, as applicable, including for purposes of acquiring, holding and enforcing any and all Liens on the Shared Collateral granted by any Grantor to secure any of the Financing Agreement Obligations, together with such powers and discretion as are reasonably incidental thereto.

(c) Each of the Additional Financing Agreement Secured Parties hereby irrevocably appoints Victory Park Management, LLC, in its capacity as the Additional Collateral Agent, to act on its behalf and to exercise such powers as are delegated to the Designated Collateral Agent by the terms hereof or thereof, as applicable, including for purposes of acquiring, holding and enforcing any and all Liens on the Shared Collateral granted by any Grantor to secure any of the Additional Financing Agreement Obligations, together with such powers and discretion as are reasonably incidental thereto.

ARTICLE V

MISCELLANEOUS

SECTION 5.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or electronic mail, as follows:

(a) if to the Financing Agreement Collateral Agent:

Victory Park Management, LLC
227 W. Monroe Street, Suite 3900
Chicago, Illinois 60606
Telephone:	(312) 705-2786
Facsimile:	(312) 701-0794
Attention:	Scott R. Zemnick, General Counsel
E-mail:	szemnick@vpcadvisors.com

with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Illinois 60661
Telephone:	(312) 902-5297 and (312) 902-5495
Facsimile:	(312) 577-8964 and (312) 577-8854
Attention:	Mark R. Grossmann, Esq. and Scott E. Lyons, Esq.
E-mail:	mg@kattenlaw.com and scott.lyons@kattenlaw.com

(b) if to the Additional Collateral Agent:

Victory Park Management, LLC
227 W. Monroe Street, Suite 3900
Chicago, Illinois 60606
Telephone:	(312) 705-2786
Facsimile:	(312) 701-0794
Attention:	Scott R. Zemnick, General Counsel
E-mail:	szemnick@vpcadvisors.com

with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Illinois 60661
Telephone:	(312) 902-5297 and (312) 902-5495
Facsimile:	(312) 577-8964 and (312) 577-8854
Attention:	Mark R. Grossmann, Esq. and Scott E. Lyons, Esq.
E-mail:	mg@kattenlaw.com and scott.lyons@kattenlaw.com

(c) if to any Borrower or any other Grantor, to the notice addresses for the Borrowers and Guarantors set forth in the Financing Agreement and Additional Financing Agreement.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

SECTION 5.02 Waivers; Amendment.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by Section 5.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Collateral Agent (and with respect to any such termination, waiver, amendment or modification which by the terms of this Agreement requires any Borrower’s consent or which increases the obligations or reduces the rights of or otherwise materially adversely affects any Borrower or any other Grantor, with the consent of the Borrowers).

SECTION 5.03 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.06 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07 GOVERNING LAW. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER, AND GOVERNED AND ENFORCED IN EVERY RESPECT BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES OTHER THAN §5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 5.08 Submission to Jurisdiction Waivers; Consent to Service of Process. Each Collateral Agent, on behalf of itself and the Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts the State of New York and the United States located in the New York, New York and appellate courts from any thereof;

(b) consents and agrees that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person’s Collateral Agent at the address set forth in Section 5.01;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

SECTION 5.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN.

SECTION 5.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the Security Documents or any of the other Secured Credit Documents, the provisions of this Agreement shall control. If any action is permitted to be taken by a Credit Party under and pursuant to the Financing Agreement which would violate the Additional Financing Agreement including, but not limited to, the incurrence of the “Obligations” under the Financing Agreement, the granting of the liens securing the “Obligations” under the Financing Agreement and the making of any payments or prepayments in respect of the “Obligations” under the Financing Agreement, the taking of such actions, incurrence of such Indebtedness, granting of such Liens and making of such payments or prepayments shall be deemed not to violate the Additional Financing Agreement as long as the Financing Agreement has not been terminated and all “Obligations” thereunder have not been paid in full. If any action is permitted to be taken by a Credit Party under and pursuant to the Additional Financing Agreement which would violate the Financing Agreement which would violate the Additional Financing Agreement including, but not limited to, the incurrence of the “Obligations” under the Additional Financing Agreement, the granting of the liens securing the “Obligations” under the Additional Financing Agreement and the making of any payments or prepayments in respect of the “Obligations” under the Additional Financing Agreement, the taking of such actions, incurrence of such Indebtedness, granting of such Liens and making of such payments or prepayments shall be deemed not to violate the Financing Agreement as long as the Additional Financing Agreement has not been terminated and all “Obligations” thereunder have not been paid in full.

SECTION 5.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another. None of the Borrowers, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.03 or Article V) is intended to or will amend, waive or otherwise modify the provisions of the Financing Agreement, any Financing Agreement Collateral Documents, the Additional Financing Agreement or any Additional Financing Agreement Documents), and none of the Borrowers or any other Grantor may rely on the terms hereof (other than Section 2.03 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13 Integration. This Agreement together with the other Secured Credit Documents and the Security Documents represents the agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Financing Agreement Collateral Agent, the Additional Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents.

SECTION 5.14 Additional Grantors. Each Borrower agrees that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex II. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Financing Agreement Collateral Agent and the Additional Collateral Agent. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 5.15 Limited Recourse and Non-Petition.

(a) The Secured Parties shall have recourse only to the proceeds of the realization of Collateral once the proceeds have been applied in accordance with the terms of the Pledge and Security Agreement (the “Net Proceeds”). If the Net Proceeds are insufficient to discharge all payments which, but for the effect of this clause, would then be due (the “Amounts Due”), the obligation of the Company shall be limited to the amounts available from the Net Proceeds and no debt shall be owed to the Secured Parties by the Company for any further sum. The Secured Parties shall not take any action or commence any proceedings against the Company to recover any amounts due and payable by the Company under this Agreement except as expressly permitted by the provisions of this Agreement. The Secured Parties shall not take any action or commence any proceedings or petition a court for the liquidation of the Company, nor enter into any arrangement, reorganization or insolvency proceedings in relation to the Company whether under the laws of the Cayman Islands or other applicable bankruptcy laws until after the later to occur of the payment of all of the Amounts Due or the application of all of the Net Proceeds.

(b) The Secured Parties hereby acknowledge and agree that the Company’s obligations under the Transaction Documents are solely the corporate obligations of the Company, and that the Secured Parties shall not have any recourse against any of the directors, officers or employees of the Company for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection with any transactions contemplated by the Transaction Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

VICTORY PARK MANAGEMENT, LLC,
as Financing Agreement Collateral Agent

By:	/s/ Scott R. Zemnick
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

VICTORY PARK MANAGEMENT, LLC, as Additional Collateral Agent

By:	/s/ Scott R. Zemnick
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

BORROWERS:

RISE SPV, LLC, a Delaware limited liability company

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	CEO

ELEVATE CREDIT INTERNATIONAL LTD., a company incorporated under the laws of England

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	Director

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	CEO

ELASTIC SPV, LTD, an exempted company incorporated with limited liability under the law of the Cayman Islands

By:	/s/ Andrew Dean
Name:	Andrew Dean
Title:	Director

GUARANTORS:

ELEVATE CREDIT, INC., a Delaware corporation

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	CEO

PRESTA HOLDINGS, LLC
ELASTIC FINANCIAL, LLC
ELEVATE DECISION SCIENCES, LLC
RISE CREDIT, LLC FINANCIAL EDUCATION, LLC
ELEVATE CREDIT SERVICE, LLC

By: Elevate Credit, Inc., as Sole Member of each of the above-named entities

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

RISE CREDIT SERVICES OF OHIO, LLC
RISE CREDIT SERVICES OF TEXAS, LLC

By: RISE Credit, LLC, as Sole Member of each of the above-named entities
By: Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

PAYDAY ONE OF CALIFORNIA, LLC

By: PayDay One, LLC, as its Sole Member
By: RISE SPV, LLC, as its Sole Member
By: Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

PAYDAY ONE, LLC

PDO FINANCIAL, LLC

RISE CREDIT OF ALABAMA, LLC

RISE CREDIT OF CALIFORNIA, LLC

RISE CREDIT OF DELAWARE, LLC

RISE CREDIT OF GEORGIA, LLC

RISE CREDIT OF IDAHO, LLC

RISE CREDIT OF KANSAS, LLC

RISE CREDIT OF ILLINOIS, LLC

RISE CREDIT OF MISSISSIPPI, LLC

RISE CREDIT OF MISSOURI, LLC

RISE CREDIT OF NEVADA, LLC

RISE CREDIT OF NEW MEXICO, LLC

RISE CREDIT OF NORTH DAKOTA, LLC

RISE CREDIT OF SOUTH CAROLINA, LLC

RISE CREDIT OF SOUTH DAKOTA, LLC

RISE CREDIT OF UTAH, LLC

RISE CREDIT OF VERMONT, LLC

RISE CREDIT OF VIRGINIA, LLC

RISE CREDIT OF ARIZONA, LLC

RISE CREDIT OF COLORADO, LLC

RISE CREDIT OF MARYLAND, LLC

RISE CREDIT OF OKLAHOMA, LLC

RISE CREDIT OF OREGON, LLC

RISE CREDIT OF NEBRASKA, LLC

RISE CREDIT OF LOUISIANA, LLC

RISE CREDIT OF TEXAS, LLC

By: RISE SPV, LLC, as Sole Member of each of the above-named entities
By: Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

ELASTIC@WORK, LLC
ELEVATE@WORK ADMIN, LLC
ELEVATE@WORK, LLC

By: Elastic Financial, LLC, as Sole Member of each of the above-named entities
By: Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

ANNEX I

Grantors

ELEVATE CREDIT, INC.

PRESTA HOLDINGS, LLC

ELASTIC FINANCIAL, LLC

ELEVATE DECISION SCIENCES, LLC

RISE CREDIT, LLC

FINANCIAL EDUCATION, LLC

RISE CREDIT SERVICES OF OHIO, LLC

RISE CREDIT SERVICES OF TEXAS, LLC

PAYDAY ONE OF CALIFORNIA, LLC

PAYDAY ONE, LLC

PDO FINANCIAL, LLC

RISE CREDIT OF ALABAMA, LLC

RISE CREDIT OF CALIFORNIA, LLC

RISE CREDIT OF DELAWARE, LLC

RISE CREDIT OF GEORGIA, LLC

RISE CREDIT OF IDAHO, LLC

RISE CREDIT OF KANSAS, LLC

RISE CREDIT OF ILLINOIS, LLC

RISE CREDIT OF MISSISSIPPI, LLC

RISE CREDIT OF MISSOURI, LLC

RISE CREDIT OF NEVADA, LLC

RISE CREDIT OF NEW MEXICO, LLC

RISE CREDIT OF NORTH DAKOTA, LLC

RISE CREDIT OF SOUTH CAROLINA, LLC

RISE CREDIT OF SOUTH DAKOTA, LLC

RISE CREDIT OF UTAH, LLC

RISE CREDIT OF VERMONT, LLC

RISE CREDIT OF VIRGINIA, LLC

RISE CREDIT OF ARIZONA, LLC

RISE CREDIT OF COLORADO, LLC

RISE CREDIT OF MARYLAND, LLC

RISE CREDIT OF OKLAHOMA, LLC

RISE CREDIT OF OREGON, LLC

RISE CREDIT OF NEBRASKA, LLC

RISE CREDIT OF LOUISIANA, LLC

RISE CREDIT OF TEXAS, LLC

ELASTIC@WORK, LLC

THINK@WORK ADMINISTRATION, LLC

ELEVATE@WORK, LLC

Annex I-1

ANNEX II

SUPPLEMENT NO. [    ] dated as of [            ], 201[    ] (this “Supplement”), to the INTERCREDITOR AGREEMENT dated as of [June 30], 2015 (the “Intercreditor Agreement”), among, ELEVATE CREDIT, INC., a Delaware corporation (“Elevate”), RISE SPV, LLC, a Delaware limited liability company (“RISE SPV”), ELEVATE CREDIT INTERNATIONAL LTD., an English company (“ELEVATE UK”), ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company (“ECS” and, together with Rise SPV and ELEVATE UK, the “Financing Agreement Borrowers”), ELASTIC SPV, LTD., a Cayman Islands company (the “Additional Financing Agreement Borrower”), the other Grantors (“Grantors”) from time to time party hereto, VICTORY PARK MANAGEMENT, LLC, as administrative agent and collateral agent for the Financing Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Financing Agreement Collateral Agent”), and VICTORY PARK MANAGEMENT, LLC, as administrative agent and collateral agent for the Additional Financing Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Additional Collateral Agent”).

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Grantors have entered into the Intercreditor Agreement. Pursuant to the Financing Agreement and the Additional Financing Agreement, certain newly acquired or organized Subsidiaries of the Borrowers are required to enter into the Intercreditor Agreement. Section 5.14 of the Intercreditor Agreement provides that such Subsidiaries may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Financing Agreement and the Additional Financing Agreement.

Accordingly, each Collateral Agent and the New Subsidiary Grantor agree as follows:

SECTION 1. In accordance with Section 5.14 of the Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Intercreditor Agreement shall be deemed to include the New Grantor. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to each Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Bankruptcy Law and by general principles of equity.

Annex II-1

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when each Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of each Borrower as specified in the Intercreditor Agreement.

SECTION 8. Each Borrower agree to reimburse each Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for each Collateral Agent as required by the applicable Secured Credit Documents.

[Signature Pages Follow]

Annex II-2

IN WITNESS WHEREOF, the New Grantor, and each Collateral Agent have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY GRANTOR]

By:
Name:
Title:

Acknowledged by:

VICTORY PARK MANAGEMENT, LLC, as the Financing Agreement Collateral Agent,

By:
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

VICTORY PARK MANAGEMENT, LLC, as Additional Collateral Agent,

By:
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

Annex II-3